                                                                    EXHIBIT 10.5

                                    SCHEDULE

                   Information on two substantially identical
                              Management Agreements
                             dated February 26, 2003


       (Documents are substantially identical, except as set forth below, to the document included as Exhibit 10.1)


Property                  Owner                     Fee Owner
--------                  -----                     ---------

Homewood Suites(R)        AHF Services Limited      AHF Baton Rouge Limited
Baton Rouge, Louisiana    Partnership               Partnership

Homewood Suites(R)        Apple Hospitality Five    Apple Hospitality Five, Inc.
Albuquerque, New Mexico   Management, Inc.